UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 22, 2023

PERIMETER SOLUTIONS, SA
(Exact name of registrant as specified in its charter)

Grand Duchy of Luxembourg	001-41027	98-1632942
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS. Employer Identification No.)
12E rue Guillaume Kroll, L-1882 Luxembourg
Grand Duchy of Luxembourg
352 2668 62-1
(Address of principal executive offices, including zip code)
(314) 396-7343
Registrant's telephone number, including area code
Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Shares, nominal value $1.00 per share	PRM	New York Stock Exchange
Warrants for Ordinary Shares	PRMFF	OTC Markets Group Inc.
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note
This Current Report on Form 8-K/A (this “Amendment”) is being filed as an amendment to the Current Report on Form 8-K filed on June 26, 2023 (the “Original 8-K”) by Perimeter Solutions, SA, duly registered with the Registre de Commerce et des Sociétés, Luxembourg (Luxembourg Trade and Companies Register) under number B 256.548 (the “Company”). The Original 8-K was filed to report the results of the matters submitted to a vote at the Company’s 2023 Annual Meeting of Shareholders held on June 22, 2023 (the “Annual Meeting”). The sole purpose of this Amendment is to disclose the Company’s decision regarding the frequency of future shareholder advisory votes on the compensation of the Company’s named executive officers. Except for the foregoing, this Amendment does not modify or update any other disclosure contained in the Original 8-K, and this Amendment should be read in conjunction with the Original 8-K.

Item 5.07 Submission of Matters to a Vote of Security Holders.
As previously reported, at the Annual Meeting a non-binding, advisory vote was taken on the frequency of future advisory votes on the compensation of the Company’s named executive officers (“Say-on-Pay”). At the Annual Meeting, the Company’s shareholders cast the highest number of votes in favor of holding future Say-on-Pay votes on an annual basis.
After consideration of these voting results and other factors, the Company’s Board of Directors (the “Board”) determined that the Company will hold future Say-on-Pay votes on an annual basis until: (1) the next shareholder advisory vote on the frequency of future Say-on-Pay votes or (2) the Board otherwise determines that a different frequency for such Say-on-Pay votes is in the best interests of the Company.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Perimeter Solutions, SA

Date: August 9, 2023	By:	/s/ Charles Kropp
Charles Kropp
Chief Financial Officer